EXHIBIT 99.1

        WCA Waste Corporation Announces Second Quarter Results

    HOUSTON--(BUSINESS WIRE)--July 29, 2004--WCA Waste Corporation (Nasdaq:WCAA) announced today financial results for the second quarter ended June 30, 2004. Revenue for the second quarter 2004 was $17.1 million as compared to $16.8 million in the same period of 2003. Adjusted operating income, a non-GAAP measure, for the second quarter was $2.5 million, excluding a $11.5 million non-recurring pre-tax charge (stock-based compensation), resulting in an adjusted earnings per share of $0.09 on net income of $0.8 million before the charge. This compares to adjusted operating income of $3.3 million and net income of $1.2 million, or $0.15 per share, for the second quarter of 2003. As was previously disclosed in connection with the Company's initial public offering, the $11.5 million one-time charge resulted from the cancellation of substantially all of the Company's outstanding options and warrants as part of an internal reorganization that preceded the initial public offering. Including the non-recurring charge, the Company reported an operating loss of $9.0 million and a net loss of $6.7 million, or $0.77 per share, for the three months ended June 30, 2004.
    For the six-month period ended June 30, 2004, the Company reported revenue of $33.0 million compared to $31.6 million for the same six-month period in 2003. Adjusted operating income, a non-GAAP measure, for the six months ended June 30, 2004 was $4.6 million, excluding the reorganization charge, resulting in earnings per share of $0.16 on net income of $1.3 million prior to the reorganization charge. For the six-month period ended June 30, 2003, adjusted operating income, a non-GAAP measure, was $5.2 million which resulted in income from continuing operations of $1.6 million, or $0.20 per share. The Company reported operating income of $5.0 million and income from continuing operations of $1.5 million, or $0.18 per share for the six months ended June 30, 2003. Including the non-recurring charge relating to the internal reorganization, the Company reported an operating loss of $7.0 million, and a net loss of $6.2 million, or $0.75 per share, for the six months ended June 30, 2004.
    Tom J. Fatjo Jr., chairman and chief executive officer, stated, "We are excited to have successfully completed our initial public offering on June 22, 2004. The proceeds from the offering coupled with our new $150 million credit facility will allow WCA to pursue its acquisition strategy. We are pleased with our financial and operational results for the six-month period ended June 30, 2004 and look forward to enhancing and expanding these operations with the financial tools that have been put in place. Successfully implementing our acquisition program will be a major factor in evaluating the success of our company."
    The Company recently completed its initial public offering and intends to pursue a disciplined acquisition strategy with the proceeds of the offering and with new borrowing capacity under a $150 million credit facility that was entered into in connection with the closing of the offering. The Company expects that its acquisition strategy will result in an annual revenue "run rate" of $200 million and a tripling or more of its annual EBITDA rate over the next 3 to 4 years. It intends to pay for its acquisitions primarily with cash, including borrowings under its credit facilities.
    As previously disclosed in the registration statement on Form S-1 relating to the initial public offering, the Company intends to focus its acquisition strategy significantly on "tuck-in" acquisitions to increase the volume in its landfills. The Company's management has identified over 100 private waste companies within 50 miles of its current 13 landfills. In July 2004, the Company completed the acquisition of Texas Environmental Waste Services, a residential collection company located in Houston, with 45,000 customers and a current annual revenue "run rate" of $5.6 million. The Company believes that this acquisition eventually will enable it to open and internalize this waste into its Houston area MSW landfill through a network of transfer stations that are under development. Before that network is developed, the Company intends to use capacity under a pre-paid disposal contract. After giving effect to this recent acquisition, the Company currently operates 16 base collection operations that, with additional satellite locations, currently service over 130,000 customers.
    The Company is also in serious discussions with other waste companies concerning potential acquisitions and has entered into letters of intent with three separate companies that collectively have an annualized revenue of approximately $7 million.
    WCA Waste Corporation is an integrated company engaged in the transportation, processing and disposal of non-hazardous solid waste. The Company's operations consist of thirteen landfills, ten transfer stations and sixteen collection operations located throughout Alabama, Arkansas, Kansas, Missouri, South Carolina, Tennessee and Texas. The Company's common stock is traded on the NASDAQ National Market System under the symbol "WCAA."
    The Company will host a conference call on Thursday, July 29, 2004 at 5:00 p.m. (ET). The call number is 800-591-6930 and the pass code is 42929435. A replay of the call will be available until Aug. 6, 2004 over the Internet at www.wcawaste.com.

    RISK FACTORS REGARDING FORWARD-LOOKING STATEMENTS

    This press release and other communications, such as conference calls, presentations, statements in public filings, other press releases, include forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. Words such as "expects," "intends," "plans," "projects," "believes," "will," "outlook," "estimates" and similar expressions are often used to identify forward-looking statements. Descriptions of strategy are also forward-looking statements, specifically including our discussions of our acquisition strategy. Forward-looking statements are based upon the current beliefs and expectations of WCA's management.
    Since WCA's business, operations and strategies are subject to a number of risks, uncertainties and other factors, actual results may differ materially from those described in the forward-looking statements. Thus, for example, our future financial performance will depend significantly on our ability to execute our acquisition strategy, which will be subject to such risks and uncertainties as the following: we may be unable to identify, complete or integrate future acquisitions successfully; we compete for acquisition candidates with other purchasers, some of which have greater financial resources and may be able to offer more favorable terms; revenue and other synergies from acquisitions may not be fully realized or may take longer to realize than expected; we may not be able to improve internalization rates by directing waste volumes from acquired businesses to our landfills for regulatory, business or other reasons; businesses that we acquire may have unknown liabilities and require unforeseen capital expenditure; changes or disruptions associated with making acquisitions may make it more difficult to maintain relationships with customers of the acquired businesses; in connection with financing acquisitions, we may incur additional indebtedness, or may issue additional shares of our common stock which would dilute the ownership percentage of existing stockholders; and rapid growth may strain our management, operational, financial and other resources. Moreover, our results will be subject to a number of operational and other risks, including the following: we may not be successful in expanding the permitted capacity of our current or future landfill; our business is capital intensive, requiring ongoing cash outlays that may strain or consume our available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; we may be unable to obtain financial assurances necessary for our operations; we are subject to environmental and safety laws, which restrict our operations and increase our costs, and may impose significant unforeseen liabilities; we compete with large companies and municipalities with greater financial and operational resources, and we also compete with alternatives to landfill disposal; covenants in our credit facilities and the instruments governing our other indebtedness may limit our ability to grow our business and make capital expenditures; changes in interest rates may affect our results of operations; a downturn in U.S. economic conditions or the economic conditions in our markets may have an adverse impact on our business and results of operations; and our success depends on key members of our senior management, the loss of any of whom could disrupt our customer and business relationships and our operations. In our filings with the Securities and Exchange Commission (including the registration statement that we filed in connection with our initial public offering) we describe the foregoing risks and uncertainties, along with others, in greater detail. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.


                        WCA Waste Corporation
            Condensed Consolidated Statement of Operations
                             (Unaudited)

                                                      Six Months Ended
                             Three Months Ended           June 30,
                         --------------------------- -----------------
                         June 30, March 31, June 30,
                           2004     2004      2003    2004     2003
                         ------------------------------------ --------
                           (In thousands, except per share amounts)

Revenue                  $17,114   $15,891  $16,759  $33,005  $31,558
Expenses:
  Cost of services        11,365    10,562   10,451   21,927   20,444
  Depreciation and
   amortization            2,078     1,933    1,958    4,011    3,720
  Accretion expense           60        68       52      128      104
  General and
   administrative:
     Stock-based
      compensation        11,502        30      120   11,532      204
     Other general and
      administrative       1,114     1,252    1,032    2,366    2,094
                         -------- --------- -------- -------- --------
                          26,119    13,845   13,613   39,964   26,566
                         -------- --------- -------- -------- --------
Operating income (loss)   (9,005)    2,046    3,146   (6,959)   4,992
Other income (expense):
  Interest expense, net   (1,261)   (1,267)  (1,338)  (2,528)  (2,600)
  Other                       97         1        9       98       29
                         -------- --------- -------- -------- --------
                          (1,164)   (1,266)  (1,329)  (2,430)  (2,571)
                         -------- --------- -------- -------- --------
Income (loss) from
 continuing operations
 before income taxes and
 cumulative effect of
 change in accounting
 principle               (10,169)      780    1,817   (9,389)   2,421
Income tax (provision)
 benefit                   3,496      (311)    (719)   3,185     (960)
                         -------- --------- -------- -------- --------
Income (loss) from
 continuing operations
 before cumulative
 effect of change in
 accounting principle     (6,673)      469    1,098   (6,204)   1,461
Loss from discontinued
 operations                  ---       ---     (104)     ---     (186)
                         -------- --------- -------- -------- --------
Income (loss) before
 cumulative effect of
 change in accounting
 principle                (6,673)      469      994   (6,204)   1,275
Cumulative effect of
 change in accounting
 principle, net of tax       ---       ---      ---      ---    2,324
                         -------- --------- -------- -------- --------
Net income (loss)        ($6,673)     $469     $994  ($6,204)  $3,599
                         ======== ========= ======== ======== ========

PER SHARE DATA (Basic
 and diluted):
Income (loss) from
 continuing operations
 before cumulative
 effect of change in
 accounting principle     $(0.77)    $0.06    $0.14   $(0.75)   $0.18
Loss from discontinued
 operations                    -         -    (0.02)       -    (0.02)
                         -------- --------- -------- -------- --------
Income before cumulative
 effect of change in
 accounting principle      (0.77)     0.06     0.12    (0.75)    0.16
Cumulative effect of
 change in accounting
 principle, net of tax         -         -        -        -     0.29
                         -------- --------- -------- -------- --------
Net income (loss)         $(0.77)    $0.06    $0.12   $(0.75)   $0.45
                         ======== ========= ======== ======== ========

WEIGHTED AVERAGE SHARES
 OUTSTANDING (Basic and
 diluted)                  8,652     8,000    8,000    8,326    8,000
                         -------- --------- -------- -------- --------


                     Non-GAAP Financial Measures

                                                      Six Months Ended
                               Three Months Ended         June 30,
                          --------------------------- ----------------
(a) Adjusted results from
     continuing
     operations to
     exclude stock-based  June 30, March 31, June 30,
     compensation charge    2004      2004     2003    2004     2003
                          ------------------------------------ -------

    Operating income
     (loss)               $(9,005)   $2,046   $3,146  $(6,959) $4,992
    Stock-based
     compensation charge   11,502        30      120   11,532     204
                          -------- --------- -------- -------- -------
    Adjusted operating
     income                 2,497     2,076    3,266    4,573   5,196
                          -------- --------- -------- -------- -------

    Other income
     (expense):
      Interest expense,
       net                 (1,261)   (1,267)  (1,338)  (2,528) (2,600)
      Other                    97         1        9       98      29
                          -------- --------- -------- -------- -------
                           (1,164)   (1,266)  (1,329)  (2,430) (2,571)
                          -------- --------- -------- -------- -------
    Adjusted income from
     continuing
     operations before
     income taxes and
     cumulative effect of
     change in accounting
     principle              1,333       810    1,937    2,143   2,625
    Adjusted Income tax
     provision               (530)     (323)    (766)    (851) (1,041)
                          -------- --------- -------- -------- -------
    Adjusted income from
     continuing
     operations before
     cumulative effect of
     change in accounting
     principle               $803      $487   $1,171   $1,292  $1,584
                          ======== ========= ======== ======== =======

    PER SHARE DATA (Basic
     and diluted):
    Adjusted income from
     continuing
     operations before
     cumulative effect of
     change in accounting
     principle excluding
     the effect of stock-
     based compensation     $0.09     $0.06    $0.15    $0.16   $0.20
                          ======== ========= ======== ======== =======


                                                      Six Months Ended
                           Three Months Ended             June 30,
                          --------------------------- ----------------
(b) Adjusted operating
     income before
     depreciation,
     amortization and     June 30, March 31, June 30,
     accretion              2004      2004     2003    2004     2003
                          ------------------------------------ -------

    Operating income
     (loss)               $(9,005)   $2,046   $3,146  $(6,959) $4,992
    Stock-based
     compensation charge   11,502        30      120   11,532     204
    Plus:  Depreciation
     and amortization       2,078     1,933    1,958    4,011   3,720
    Plus:  Accretion
     expense                   60        68       52      128     104
                          -------- --------- -------- -------- -------
    Adjusted operating
     income before
     depreciation,
     amortization and
     accretion             $4,635    $4,077   $5,276   $8,712  $9,020
                          ======== ========= ======== ======== =======

In addition to disclosing financial results in accordance with generally accepted accounting principles (GAAP), the Company also discloses (a) Adjusted results from continuing operations to exclude stock-based compensation charges and (b) Adjusted operating income before stock-based compensation charge, depreciation, amortization and accretion, both of which are non-GAAP measures.
(a) The Company recorded a $11.5 million one-time expense, ($7.5 million net of a tax benefit) as a result of our pre-IPO reorganization whereby substantially all of the Company's outstanding options and warrants were exchanged for common stock of the Company.
(b) Adjusted Operating Income before depreciation, amortization and accretion excludes the stock-based compensation charge and non-cash charges for depreciation, amortization and accretion.

While these measures are not calculated or presented in accordance with GAAP, we believe that these supplemental financial measures are useful in determining:
-- the financial performance of our assets without regard to financing methods, capital structures or historical cost basis;
-- the ability of our assets to generate cash sufficient to pay interest on our credit facilities;
-- the operating results without regard to a one-time charge associated with an internal reorganization preceding our IPO;
-- our operating performance and return on invested capital as compared to those of other companies in the non-hazardous solid waste management business, without regard to financing methods and capital structure; and
-- our compliance with certain financial covenants included in our debt agreements.

Management uses adjusted operating income before depreciation, amortization and accretion to evaluate the operations of its geographic operating areas. Furthermore, we believe this information is helpful in evaluating similar companies with differing capital structures. While depreciation, amortization and accretion are operating costs under GAAP, we believe these expenses primarily represent the allocation of costs associated with long-lived assets acquired or constructed in prior years. Additionally, while stock-based compensation is an operating expense under GAAP, the stock-based compensation charge that we have reflected during the second quarter represents the impact of a one-time conversion of outstanding options and warrants in connection with a pre-IPO reorganization. These measures should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. The measures above exclude some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Therefore, the measures above may not be comparable to similarly titled measures of other companies.


                       Supplemental Disclosures
                         (Dollars in millions)

                                                   Six Months Ended
                                                      June 30, 2004
                                                  -------------------
Revenue Breakdown:
                                                  -------------------
          Collection                                 $21.0      50.2%
          Disposal                                    15.6      37.3%
          Transfer                                     5.1      12.2%
          Other                                        0.1       0.2%
                                                  --------- ---------
                   Total                             $41.8     100.0%
                                                            ---------
          Intercompany eliminations                   (8.8)
                                                  ---------
                   Total reported revenue            $33.0
                                                  ---------



Internalization of Disposal:                          78.8%


Debt to Capitalization:
     Long-term debt including current maturities     $39.7
     Total equity                                     67.8
                                                  ---------
                    Total capitalization            $107.5
                                                  ---------

                                                  ---------
          Debt-to-total capitalization                36.9%
                                                  ---------

    CONTACT: WCA Waste Corporation, Houston
             Tommy Fatjo, 713-292-2400